EXHIBIT 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906OF THE SARBANES-OXLEY ACT OF 2002

I, Brad E. Herr, Chief Financial Officer of Command Center, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

This Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 29, 2007, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2007

/s/ Brad E. Herr
Brad E. Herr Chief Financial Officer

10-QSB Page 27